UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 24, 2008

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-1023 (Commission File No.)	13-1026995 (IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 512-2564
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.02 and 7.01. Disclosure of Results of Operations and Financial Condition/Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

 On January 24, 2008, Registrant issued an earnings release (the “Earnings Release”) containing a discussion of Registrant’s results of operations and financial condition for the fourth quarter and fiscal year ending December 31, 2007.

The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”) that the Registrant reported 2007 diluted earnings per share of $2.94, an increase of 22.5% versus $2.40 in 2006. The 2007 results include a $0.03 diluted per share gain on the divestiture of a mutual fund data business and an $0.08 restructuring charge mainly for employee severance costs for a reduction of 611 positions. The 2006 results include a one-time charge of $0.04 for the elimination of the Company’s stock option restoration program, a $0.06 charge for restructuring and $0.04 for a deferral of revenue for the transformation of Sweets from primarily a print catalog to a bundled print and online service. Also the Company reported that for the fourth quarter of 2007 diluted earnings per share for the period were $0.43, including a $0.08 restructuring charge. Diluted earnings per share from operations for the fourth quarter of 2006 were $0.56, including a $0.03 restructuring charge.

The Earnings Release contains two statements on the Registrant’s financial results that would not be presented in a GAAP statement of earnings to the effect that:

•	The Outlook: “Guidance for 2008 excludes: $0.08 restructuring charge in the fourth quarter of 2007, and $0.03 gain from the divestiture of a mutual fund data business in 2007.

•
Exhibit 3: Exhibit 3 presents an adjusted operating profit by segment, excluding the impact of 2007 and 2006 restructuring charges, the 2006 charge for the termination of the Company’s stock restoration program and the 2007 gain on the sale of a mutual fund data business.

The Registrant believes that the disclosure of this data provides useful supplemental information for meaningful comparison of the Company’s results.

Item 9.01. Exhibits.

 (99)  Earnings Release of the Registrant, dated January 24, 2008, containing a discussion of Registrant’s results of operations and financial condition for the fourth quarter and fiscal year ending December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/	Kenneth M. Vittor
By: Kenneth M. Vittor Executive Vice President and General Counsel

Dated: January 24, 2008

INDEX TO EXHIBITS

Exhibit Number

(99)  Earnings Release of the Registrant, dated January 24, 2008, containing a discussion of Registrant’s results of operations and financial condition for the fourth quarter and fiscal year ending December 31, 2007.